SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2003

INTEGRA BANK CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

21 S. E. Third Street
P. O. Box 868
Evansville, Indiana 47705-0868
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (812) 464-9677

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)	Exhibits
99.1	Press release dated June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE

     On June 30, 2003, Integra Bank Corporation (the “Corporation”) issued a press release regarding the redemption of the 8.25% Cumulative Trust Securities of its subsidiary, Integra Capital Trust I, the issuance of a new floating-rate trust preferred security and other second quarter developments. The press release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2003

INTEGRA BANK CORPORATION

By:	/s/ Charles A. Caswell
Charles A. Caswell
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release – Dated June 30, 2003.

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